SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):     April 20, 1999


WMC Secured Assets Corp.
(Exact name of registrant as specified in its charter)


          United States                      333-59687           95-4683489
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


6320 Canoga Avenue
Woodland Hills, California                                         91367
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (818) 592-2610
Item 5. Other Events

        On April 20, 1999 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated April 20, 1999.
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.

        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated April 20, 1999


WMC Mortgage Loan Pass-Through Certificates


STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:      20-Apr-99

DISTRIBUTION SUMMARY
                                  Pass
        Beginning                 Through             Remaining
Class   Balance     Principal     Rate      Interest  Balance
A-1     353881923.76  18843592.79   4.99469%1423844.02 335038330.97
A-2     232000000.00         0.00   5.15469%963354.29  232000000.00
M-1     64000000.00          0.00   5.27469%271939.57   64000000.00

M-2     56000000.00          0.00   5.58469%251931.57   56000000.00
B       48000000.00          0.00   6.23469%241074.68   48000000.00
C *     753881923.76         0.00   3.99317%     0.00  735038330.97
A-IO *  80000000.00          0.00   5.50000%366666.67   80000000.00
R III          0.00          0.00   0.00000%     0.00          0.00
TOTAL:  753881923.76  18843592.79           3518810.80 735038330.97

* Class C Interest and Pass-Through Rate
is based on a Notional Balance of:                     753881923.76
* Class A-IO Interest and Pass-Through Rate
is based on a Notional Balance of:                      80000000.00


AMOUNTS PER $1,000 UNIT

                    Beginning                         Remaining
Class   Cusip       Balance       Principal Interest  Balance
A-1     92928SAE4       884.70481 47.108982 3.55961005  837.5958274
A-2     92928SAF1      1000.00000  0.000000 4.15238918 1000.0000000
M-1     92928SAH7      1000.00000  0.000000 4.24905578 1000.0000000
M-2     92928SAJ3      1000.00000  0.000000 4.49877804 1000.0000000
B       92928SAK0      1000.00000  0.000000 5.02238917 1000.0000000
C       NA              942.35240  0.000000 0.00000000  918.7979137
A-IO    92928SAG8      1000.00000  0.000000 4.58333338 1000.0000000



PRINCIPAL DISTRIBUTION BREAKDOWN
        Monthly                             Overcollateralization
        Principal                           Increase
Class   Received    Prepayments   Liquidatio(Reduction        Total
A-1       275498.91   15852964.25      0.00 2715129.63  18843592.79
A-2            0.00          0.00      0.00      0.00          0.00
M-1            0.00          0.00      0.00      0.00          0.00
M-2            0.00          0.00      0.00      0.00          0.00
B              0.00          0.00      0.00      0.00          0.00

                                            LIBOR:         4.934690%

SEC. 4.03 (iv)
Number of Mortgage Loans outstanding at the
beginning of the Due Period                                     7508
Number of Mortgage Loans outstanding at the
end of the Due Period                                           7381
Pool Principal Balance (Beginning of Due Period)         766571525.2
Pool Principal Balance (End of Due Period)                 750443062


SEC. 4.03 (vi), (vii)
        Delinquency Information
                    Count         Balance
        30-59 Days             15214154024.6
        60-89 Days              111071571.74
        90+ Days                 6675862.20
        * Excludes Bankruptcies, Foreclosures, and REOs.
                                            Number    Balance
        Loans in Foreclosure (LIF):               718   68353499.77
        Newly Commenced LIF:                      170   17532750.29
        Loans in Bankruptcy                       126   11307095.62
        REO's                                      31    2387628.91

SEC. 4.03  (viii)
        Aggregate Unpaid Interest Shortfall

                    Class A-1          0.00
                    Class M-1          0.00
                    Class M-2          0.00
                    Class B            0.00
                    Class C       18007039.4
                    Class A-IO         0.00
                    Total         18007039.4

SEC. 4.03  (ix)
Required Overcollateralization Amount                   30800000.00
Overcollateralization Amount as of end of the period     15404731.07

SEC. 4.03 (x)                               Aggregate Amount of
                    Realized Loss           Realized Losses
                        Amount              since Cut-Off
        Class M-1            0.00                0.00
        Class M-2            0.00                0.00
        Class B              0.00                0.00
        Total                0.00                0.00

SEC. 4.03  (xi)
        Weighted Average Remaining Term to Maturity
        of the Mortgage Loans                                351.39

SEC. 4.03  (xii)
        Weighted Average Net Mortgage Rate                  9.75763%

SEC. 4.03  (xiii)
        Pass through Rate on Class A-1, A-2
        and Subordinate Certificates
                    A-1             4.99469%
                    A-2             5.15469%
                    M-1             5.27469%
                    M-2             5.58469%
                    B               6.23469%
                    C               3.99317%
                    A-IO            5.50000%

        Pass Through Rate on each Component
                                                      Ending
                                            Rate      Balance
                        Component C-A-1       4.18895% 335038330.97
                        Component C-A-2       4.02895% 232000000.00
                        Component C-M-1       3.90895%  64000000.00
                        Component C-M-2       3.59895%  56000000.00
                        Component C-B         2.94895%  48000000.00
                        Component A-IO-A      1.50000%           NA
                        Component A-IO-B      1.50000%           NA
SEC. 4.03  (xiv)        Component A-IO-C      2.50000%           NA

SEC. 4.03 (xxv)     Senior Enhancement Percentage,
                    as of the end of the period            24.43953%

SEC. 4.03 (xxvi)    Servicing Fee                          324195.87

                    Available Funds Cap Carryover Amount

                    Available Funds Cap     Amount paid from
                    Carryover Amount        Reserve Account
        Class A-1            0.00                0.00
        Class A-2            0.00                0.00
        Class M-1            0.00                0.00
        Class M-2            0.00                0.00
        Class B              0.00                0.00
        Total                0.00                0.00




        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        WMC SECURED ASSETS CORP.
WMC MORTGAGE PASS-THROUGH CERTIFICATES
        SERIES 1998-B

                        By: /s/ Richard Tarnas
                        Name:  Richard Tarnas
                        Title:  Vice President
                        The First National Bank of Chicago



Dated: April 30, 1999